UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Zynga Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of ZYNGA INC. To Be Held On: May 7, 2019 at 2:30PM PT Zynga Inc. Headquarters, 699 8th Street, San Francisco, CA 94103 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication i$ not a voting form and presents only an Overview of the more complete proxy material$ that are available to you on the Internet We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. A paper or e-mail copy of the proxy materials will not be sent to you unless you make a request for these materials There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 26, 2019. Ple-8$e visit http:/.WWW.astproxyportaJ.comlast/17382, where the following materials are available for view: • Notice or Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report to Stockholders TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921•8562 (for international callers) E-MAIL: info@astfinancial.com  TO VOTE: WEBSITE; https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE: To access your online proxy card, please Visit www.voteproxy.com and follow the on-screen instructions or scan the OR code with your smartphone. You may enter your voting instructions at www.voteproxy.oom up until 11 :59 PM Eastern Time on Monday, May 6, 2019. IN PERSON: You may vote your shams in person by attending the Annual Meeting. Information on attending the Annual Meeting. including directions, may be found at http://investor.zynga.com/events.cfm MAIL: You may request a card by following the instructions above.  1. To effect as directors each of the eight nominees listed in the proxy statement to serve until the next annual meeting. NOMINEES: Mark Pincus  Frank Gibeau Dr. Ragina E. Dugan Louis J. lavigne, Jr. Ellien F. Siminoff Carol G. Mills Janice M. Roberts Please note that you cannot use this notice to vote by mail. 2. To approve, on an advisory basis, the compensation of Zynga’s named officers.  3. To ratify the selection of Ernst & Young LLP as the independent registered public accounting from of Zynga for its fiscal ending December 31, 2019.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2 AND 3.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 07, 2019

ZYNGA INC.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 18, 2019
Date: May 07, 2019 **Time:** 2:30 PM PDT
Location: Zynga Inc.
699 8th Street
San Francisco, CA
94103

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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0000409556_1 R1.0.1.18

- Before You Vote - How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: I. form I 0-K 2. Notice & Proxy statement How to View Online: Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) and visit www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579- 1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2019 to facilitate timely delivery. - How To Vote - Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including. but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only 0000409556_2 R.1.0.1.18

Voting Items The Board of Directors recommends you vote FOR the following proposal (s): 1. Election of Directors Nominees 1A Hark Pincus 1B Frank Gibeau 1C Dr. Regina E. Dugan 1D William “Bing” Gordon 1E louis J . Lavigne, Jr. 1F Ellen F. Siminoff 1G Carol G. mills 1H Janice M. Roberts The Board of Directors recommends you vote FOR the following proposal (s): 2. To approve, on an advisory basis, the compensation of Zynga's named executive officers. 3. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Zynga for its fiscal year ending December 31, 2019. 0000409556_2 R.1.0.1.18 0000 0000 0000 0000 BARCODE Broad ridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job# Envelope # Sequence # # of # Sequence #

Voting items Continued Reserved for Broadridge Internal Control Information NOTE: Whether or not di recti on is made, each of the proxies is authorized to vote 1n their best judgment on such other business as •ay properly come before the Annual Meeting or any postponement or adjournment thereof. Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broad ridge Internal Use Only Job# Envelope # Sequence # # of # Sequence #